                                                        [AIM LOGO APPEARS HERE]



                                   [GLOBAL GROWTH GRAPHIC COLLAGE APPEARS HERE]


                                                         AIM GLOBAL GROWTH FUND




                                                                  ANNUAL REPORT
                                                               OCTOBER 31, 1995

AIM GLOBAL GROWTH FUND
For shareholders who seek long-term growth of capital. The Fund invests in a portfolio of global equity securities of selected companies with strong earnings momentum.


ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares.
o One-year performance for Class A shares includes reinvested distributions of $0.004 per share. There were no distributions paid to Class B shares during the reporting period.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition may change and there is no assurance the Fund will continue to hold any specific security in any particular country.
o    Past performance cannot guarantee comparable future results.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Global Fund Index represents an average of the performance of the 30 largest global mutual funds.
o The Morgan Stanley Capital International World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International. The Fund has elected to use this index, which tracks both domestic and foreign securities, as a more appropriate performance comparison with AIM Global Growth Fund. In previous reports, the Fund used both Morgan Stanley's unmanaged Europe, Asia, and Far East Index, which tracks only foreign securities, and Standard & Poor's Composite Index of 500 Stocks, an unmanaged average which tracks only domestic securities.
o The Dow Jones Industrial Average (DJIA) is an unmanaged composite of the performance of 30 large-company U.S. stocks. The unmanaged NASDAQ (National Association of Securities Dealers Automated Quotation System) Composite Index is generally representative of the performance of the stocks of small-capitalization companies in the U.S.
o An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.



    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                                  A Message from
                                                                    the Chairman


                    Dear Fellow Shareholder:

                    It was an exemplary first year for AIM Global Growth Fund.
                    We are pleased to report the Fund logged total returns
   [PHOTO OF        for Class A and Class B shares of 20.48% and 19.96%,
CHARLES T. BAUER,   respectively, for the year ended October 31, 1995. Such
  CHAIRMAN OF       performance was enough to surpass a major world stock
 THE BOARD OF       performance benchmark index as well as results charted for
   THE FUND         similar funds. For its efforts, the Fund was widely
 APPEARS HERE]      recognized in such popular publications as The Wall
                    Street Journal, Kiplingers' Personal Finance, Money, and
                    USA Today.
   For the record, the Morgan Stanley Capital International World Index, a composite of foreign and U.S. stocks, posted a one-year total return of 9.48% for the reporting period. Similar global stock funds, as measured by the Lipper Global Fund Index, posted a one-year total return of 4.17%.
   The Fund managed its strong showing in world markets that, for much of 1995, were pressured by economic and political uncertainty in Latin America and Japan. The keys to the Fund's performance were disciplined stock selection and a diversified portfolio of 264 stocks. A more complete discussion of market conditions during the reporting period and the Fund's investment strategy is provided on page 2 of this report.
   Net assets of the Fund increased during the year from $4.4 million to $40.9 million as of October 31, 1995. While the Fund's favorable market performance was largely responsible, significant credit for this increase goes to our shareholders who paid AIM the highest compliment by supporting one of our newest funds. We sincerely appreciate our shareholders' confidence in this first full year of the Fund's operation.
   Although it has been a good year for AIM Global Growth Fund, it is but one year. We are reminded that market cycles come and go, and such performance as we have enjoyed the past 12 months is unlikely to continue uninterrupted.
   Therefore, even as we relish the success of a good year, we are already looking ahead to next year. AIM's disciplined earnings-driven strategy is an ongoing evaluation of market opportunity, and as global markets continue to grow, our job becomes more challenging.
   On a personal level, the year to come has important investment implications for all of us. Clouds on the horizon in the form of the budget debate over retirement benefits such as Medicare and Social Security programs accentuate the need to build your own retirement nest egg, independent of any benefits which may--or may not--be available to you when the time comes. For many in the baby boomer generation, that's just 10 years away.
   It is our hope that you continue to rely on AIM Global Growth Fund to help build your financial future. As always, we are ready to respond to your questions or comments about this report. Please call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-246-5463.


Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

Management's
Discussion & Analysis


  ----------
  Technology

  companies,

   which

 comprised a

 significant

number of the

 Fund's hold-

ings, offered

 outstanding

    value.
  ----------


TECHNOLOGY STOCKS PROPEL MARKETS TO
NEW LEVELS IN 1995

During the reporting period, healthy corporate profits exceeded analysts' expectations and propelled U.S. stocks through record- after record-breaking level. The strength was broad-based, resuscitating large-capitalization stocks which had been out of favor for three years. The popular DJIA sailed past 4000 on February 23, 1995, and then topped 5000 on November 21. By June 1995, the powerful technology stock advance helped small-company stocks, as represented by the broader NASDAQ, to overtake its large-cap cousins and finish the reporting period well ahead of the pack.
   The stars of the technology group were inarguably the semiconductor stocks. However, other top-performing technology sectors were aerospace & defense, software, and industrial technology companies. Also strong were such beneficiaries of stable interest rates as banks and thrifts, and consumer cyclical stocks in airlines, leisure and recreation companies, and restaurants.
   Europe delivered the strongest foreign market performance during the reporting period. Low interest rates, solid earnings growth, and ongoing restructuring campaigns appealed to investors wary of ongoing volatility in Japan and Latin American markets. More conservative investors were attracted to strong, defensive companies and stable currencies in Switzerland and Germany. Growth investors bid up prices in Finland, Ireland, and the Netherlands.
   The top performing industry sectors in Europe for 1995 were health and pharmaceuticals, followed by leisure, engineering, and media. Economic growth, though still stronger than in the U.S., slowed enough to diminish the appeal of cyclical sectors such as metals, autos, paper & packaging, and construction companies.
   Even with Europe's best efforts, foreign equity performance during the reporting period was largely influenced by Japan, which has the largest stock market outside the U.S. Despite such positive factors as stabilizing U.S. interest rates and a stronger U.S. dollar, Japanese stocks were unable to overcome a flagging economy, a stubbornly depressed real estate market, and a growing banking crisis. Meanwhile, other Asian markets, such as Hong Kong, Malaysia, and Singapore, rebounded sharply from 1994 levels. Hong Kong, in particular, was up more than 34% in the first 10 months of 1995, based on local currency.

=============================================================================

LIPPER RANKINGS (As of 10/31/95)

                   AIM          GLOBAL
PERIOD           FUND(A)         FUNDS             TOP%
-----------------------------------------------------------------------------

1 YEAR              4             121               4%

Fund total return performance rankings are vs. all global funds tracked by Lipper, excluding all sales charges, and including fees and expenses.

=============================================================================

   Latin American markets continued to be overshadowed by the ongoing financial crisis in Mexico, which has yet to resolve. However, other emerging markets--chiefly Peru, Chile, Brazil, and Argentina--began to attract investor interest thanks to improved profitability, relative political and economic stability, and solid growth potential.


YOUR INVESTMENT PORTFOLIO
A glance at the Fund's portfolio confirms a successful theme for AIM Global Growth Fund during the reporting period. Technology companies, which comprised a significant proportion of the Fund's domestic holdings, continued to offer outstanding value. The Fund also invested in some of the better performing European markets such as Switzerland, Sweden, the Netherlands, and top Asian/Pacific markets such as Hong Kong and Australia. Of course, the Fund's portfolio composition may change and there is no assurance the Fund will continue to hold any specific security in any particular country.
   The Fund's foreign segment benefited from its strategic shift out of cyclical stocks, such as building materials and construction companies, and into defensive holdings such as pharmaceutical and media companies. Many of the Fund's holdings were added to the portfolio during the last 12 months. Still, the criteria remains the same: the Fund looks for well-established mid- and large-size companies demonstrating strong earnings momentum relative to their local economies.
   UNITED STATES. The Fund focused on investing approximately 30% of its portfolio in domestic stocks. Expanding market penetration and product innovations propelled many technology stocks to unprecedented levels. The Fund added such new names to the portfolio as Netscape Communications and Cisco Systems, Inc. In addition, Fund managers continued to be attracted to specialty retailers, such as Bed Bath and Beyond, Petco Animal Supplies, Inc., Circuit City Stores, Inc., and Staples, Inc. The Fund was also interested in medical supply mail order vendors Cardinal Health Inc. and Omnicare Inc.


              See important Fund disclosure on inside front cover.

==============================================================================

TOP TEN DOMESTIC EQUITY HOLDINGS (as of 10/31/95)

    1.  Philip Morris Companies, Inc.
    2.  Netscape Communications Corp.
    3.  Lam Research Corp.
    4.  Applied Materials, Inc.
    5.  Computer Associates International, Inc.
    6.  Bay Networks, Inc.
    7.  Micron Technology Inc.
    8.  Texas Instruments Inc.
    9.  Intimate Brands, Inc.
   10.  Abbott Laboratories

==============================================================================

==============================================================================

TOP TEN INTERNATIONAL EQUITY HOLDINGS (as of 10/31/95)

    1.  Pharmacia AB
    2.  Roche Holding Ltd.
    3.  HSBC Holdings PLC
    4.  Pinault-Printemps-Redoute S.A.
    5.  Malayan Banking Berhad
    6.  Medeva PLC
    7.  Vickers PLC
    8.  Standard Chartered PLC
    9.  PT Hanjaya Mandala Sampoerna
   10.  United Engineers Berhad

=============================================================================

   EUROPE. Almost 25% of the Fund's holdings were invested in Europe. Many of the better-performing stocks in the Fund's portfolio were those considered "core" holdings such as Pinault-Printemps Redoute SA, Carrefour Supermarche, and Promodes in France. The Fund was also benefited by the performance of publishers PolyGram N.V. and Wolters Kluwer N.V., and beverage maker Heineken N.V., all of the Netherlands. The Fund added Roche Holdings Ltd. of Switzerland, Pharmacia AB of Sweden, and Vickers PLC of the United Kingdom.
   PACIFIC BASIN AND LATIN AMERICA. Approximately 17% of the Fund's portfolio was invested in Pacific Rim countries. In Japan, the Fund emphasized selected technology companies such as Rohm Co. Ltd., Tokyo Electron Ltd., and Kyocera Corp. Hong Kong's Hutchison Whampoa Ltd. continued to be a strong performer; the Fund also added HSBC Holdings PLC from Malaysia, the Fund selected Land & General Berhad.
   The Fund remained underweighted in Latin America during the reporting period. The exclusive holding remaining in Mexico, Kimberly-Clark de Mexico, outperformed the Mexican market by 60% during the reporting period.


OUTLOOK FOR THE FUTURE

The current environment of stable interest rates and subdued inflation bodes well for global stock markets. At this writing, U.S. equity markets have conquered new record performance levels thanks to expectations of continued strong earnings. A healthier U.S. dollar should help improve the profitability of European, Japanese, and Asian exports. As a result, healthy economic expansion in Europe and Southeast Asia, excluding Japan, should continue well into 1996. Japan has initiated economic stimulus measures which may yet revive investor confidence during the coming year. However, Japan's banking industry still struggles with regulatory reform.
   No one can predict how these and other factors may actually affect market performance around the world. Therefore, AIM chooses not to rely on forecasts and projections. We do not anticipate macro-economic trends in any particular country. Instead, we remain committed to a disciplined investment strategy which prompts us to rely on what we know about companies in which we invest, based upon verified financial information. Such a strategy helps us determine, on a company-by-company basis, which stocks to own and which to sell--without guesswork or futile attempts at market timing. We believe our commitment to this time-tested, earnings-driven strategy will provide the best opportunity for growth for our shareholders over the long term.

==============================================================================

THE TECHNOLOGY CYCLE: A SELF-PROPELLED ENGINE

Its global significance growing, the dynamic technology sector is broad and complex--and fast-paced. The daily challenge for an investment manager is to identify those companies with accelerating rates of growth, as well as companies that have lost earnings momentum.
   However, AIM has identified a continuing theme in technology companies which should drive profits in this sector well into the next decade. We see it as a self-propelled engine which shows no signs of slowing:

1)   NEW TECHNOLOGIES INCREASE PRODUCTIVITY, which

2)   INCREASES CORPORATE PROFITS, attracting

3)   INCREASED COMPETITION, which

4)   DRIVES DOWN PRICES, resulting in

5) HIGHER DEMAND AND INCREASED APPLICATION TO MORE END MARKETS, thus encouraging

6)   DEVELOPMENT OF NEW TECHNOLOGIES.

And so, the cycle continues.

==============================================================================


              See important Fund disclosure on inside front cover.

A Message from
the Chairman

GROWTH OF A $10,000 INVESTMENT

==============================================================================

AVERAGE ANNUAL TOTAL RETURNS
For periods ended October 31, 1995

CLASS A SHARES
Inception (9/15/94)                   15.24%
1 Year                                14.76

CLASS B SHARES
Inception (9/15/94)                   16.30%
1 Year                                14.96

------------------------------------------------------------------------------


                            [MOUNTAIN LINE CHART]


------------------------------------------------------------------------------

              AIM GLOBAL GROWTH     AIM GLOBAL GROWTH        LIPPER GLOBAL     MORGAN STANLEY CAPITAL
             FUND CLASS A SHARES   FUND CLASS B SHARES        FUND INDEX     INTERNATIONAL WORLD INDEX
9/15/94             9,524               $10,000                 $10,000                $10,000
                    9,362                 9,830                   9,823                  9,721
                    9,743                10,220                   9,979                  9,982
                    9,333                 9,790                   9,511                  9,533
12/94               9,299                 9,750                   9,400                  9,609
                    9,061                 9,490                   9,089                  9,449
                    9,404                 9,850                   9,192                  9,570
3/95                9,785                10,240                   9,383                 10,015
                   10,090                10,550                   9,689                 10,346
                   10,366                10,840                   9,903                 10,418
6/95               10,833                11,330                  10,092                 10,397
                   11,576                12,110                  10,586                 10,900
                   11,471                11,990                  10,458                 10,640
                   11,748                12,270                  10,653                 10,933
10/95              11,738                11,860                  10,397                 10,744

          Past performance cannot guarantee comparable future results.

==============================================================================

AIM Global Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares.
   The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
   Lipper Analytical Services, Inc. is an independent mutual fund performance monitor. The unmanaged Lipper Global Company Fund Index represents an average of the performance of global mutual funds tracked by Lipper.
   The Morgan Stanley Capital International World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International. The Fund has elected to use this index, which tracks both domestic and foreign securities, as a more appropriate performance comparison with AIM Global Growth Fund. In previous reports, the Fund used both Morgan Stanley's unmanaged Europe, Asia, and Far East Index, which tracks only foreign securities, and Standard & Poor's Composite Index of 500 Stocks, an unmanaged average which tracks only domestic securities. In accordance with SEC guidelines, we have provided the chart at left to illustrate the performance of the Fund compared to indexes used in the previous annual report.
   An investment cannot be made in any indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

==============================================================================

FUND vs. PREVIOUS INDEXES

              AIM GLOBAL          AIM GLOBAL                       EUROPE,
             GROWTH FUND         GROWTH FUND                   AUSTRALIA, AND
            CLASS A SHARES      CLASS B SHARES     S&P 500     FAR EAST INDEX
9/15/94        $9,524              $10,000         $10,000         $10,000
9/94            9,362                9,830           9,814           9,687
10/94           9,743               10,220          10,019          10,012
11/94           9,333                9,790           9,623           9,533
12/94           9,299                9,750           9,812           9,595
1/95            9,061                9,490          10,051           9,229
2/95            9,404                9,850          10,413           9,205
3/95            9,785               10,240          10,765           9,781
4/95           10,090               10,550          11,066          10,152
5/95           10,366               10,840          11,468          10,033
6/95           10,833               11,330          11,789           9,860
7/95           11,576               12,110          12,164          10,477
8/95           11,471               11,990          12,160          10,079
9/95           11,748               12,270          12,723          10,279
10/95          11,738               11,860          12,660          10,005

==============================================================================

                                                                             For
                                                                   Consideration


                 EXPANDING OPPORTUNITIES FOR INVESTORS OVERSEAS


Many investors have discovered the growing potential offered by investing in a portfolio that includes foreign securities.

o    MORE OPPORTUNITY.
Many of the largest companies in the world, based on market capitalization, are outside the United States. In fact, 71 of world's 90 largest companies are not American. That list includes:
o    7 of the 10 largest APPLIANCE companies
o    7 of the 10 largest AUTOMOBILE companies
o    7 of the 10 largest INSURANCE companies
o    8 of the 10 largest CHEMICAL companies
o    8 of the 10 largest ELECTRICAL/ELECTRONICS companies
o    8 of the 10 largest FINANCIAL SERVICES companies
o    8 of the 10 largest MACHINERY companies
o    8 of the 10 largest UTILITIES companies
o    10 of the 10 largest BANKS.

Source: Morgan Stanley Capital International


o    GROWTH POTENTIAL.
Many countries are growing faster than the United States. Moreover, earnings reports for international companies have been stronger than analysts had expected--a trend that could continue into 1996 and beyond as foreign countries continue to grow and develop.


o  GREATER DIVERSIFICATION.
Most investors recognize the benefits of diversifying their investments across a variety of industries. Since stock markets rarely move in step, it also makes sense to consider diversifying into different countries. Studies show that a portfolio invested approximately 65% in U.S. securities and 35% in foreign securities reduces the overall volatility and increased returns of an equity portfolio over time.

==============================================================================

BENEFITS OF A DIVERSIFIED STOCK PORTFOLIO


GROWTH OF $10,000: 9/30/75-9/30/95


    65% U.S. Stocks/                100%
35% International Stocks         U.S.Stocks

      $164,938                    $15,5167

Source: Morgan Stanley Capital International

==============================================================================


==============================================================================

FOREIGN MARKETS HAVE DELIVERED HIGHER RETURNS


AVERAGE TOTAL RETURNS IN U.S. DOLLARS: 9/30/85-9/30/95

Hong Kong                     25.29%

Netherlands                   22.79

Belgium                       21.78

Sweden                        19.51

Switzerland                   19.00

Spain                         18.16

France                        17.92

Sing/Malaysia                 16.53

United Kingdom                16.23

United States                 14.90

Denmark                       14.39

Austria                       14.02

Australia                     13.33

Japan                         13.27

Germany                       13.26

Source: Morgan Stanley Capital International

==============================================================================

                                                        (continued on next page)


              See important Fund disclosure on inside front cover.

---------------------------

Top market performance

moves from country to

country, and many foreign

stock markets have

outperformed the U.S.

market.

   Over the past 10

years, market leadership

has rotated among seven

different countries.

During that time, the U.S.

stock market was never

the top performer, and it

was among the top five

only twice.

---------------------------


==============================================================================

WORLD EQUITY MARKET LEADERSHIP MOVES FROM COUNTRY TO COUNTRY (as of 9/30/95)

ANNUAL TOTAL % RETURN IN U.S. DOLLAR TERMS


                BEST                      WORST                           USA

12/85   Austria     176.26%       Singapore/Malaysia     -22.19%         31.08%
12/86   Spain       121.25        Norway                  -2.52          16.28
12/87   Japan        43.03        Germany                -24.75           2.91
12/88   Belgium      53.63        New Zealand            -13.75          14.61
12/89   Austria     103.91        Finland                 -9.63          30.01
12/90   U.K.         10.29        New Zealand            -37.67          -3.15
12/91   Hong Kong    49.52        Finland                -18.07          30.07
12/92   Hong Kong    32.29        Denmark                -28.25           6.39
12/93   Hong Kong   116.70        U.S.A.                   9.15           9.15
12/94   Finland      52.18        Hong Kong              -28.9            1.13
9/95    Finland      47.54        Japan                   -4.2           29.62

Source: Morgan Stanley Capital International

==============================================================================

IMPORTANT INFORMATION ABOUT INVESTING IN FOREIGN SECURITIES. Investors should understand the risks associated with investing in foreign securities such as currency risk, political and economic risk, regulatory risk, differences in accounting, and market risk.


              See important Fund disclosure on inside front cover.

FINANCIALS

SCHEDULE OF INVESTMENTS

October 31, 1995

                                                                                   MARKET
SHARES                                                                              VALUE
           DOMESTIC COMMON STOCKS-29.44%

           AEROSPACE/DEFENSE-0.47%

    500    Boeing Co. (The)                                                      $    32,813
--------------------------------------------------------------------------------------------
    800    Sundstrand Corp.                                                           49,000
--------------------------------------------------------------------------------------------
  1,200    United Technologies Corp.                                                 106,500
--------------------------------------------------------------------------------------------
                                                                                     188,313
--------------------------------------------------------------------------------------------

           APPLIANCES-0.12%

  2,000    Newell Co.                                                                 48,250
--------------------------------------------------------------------------------------------

           AUTOMOBILE/TRUCKS PARTS & TIRES-0.40%

  3,500    Echlin, Inc.                                                              125,125
--------------------------------------------------------------------------------------------
  2,000    Mark IV Industries, Inc.                                                   39,000
--------------------------------------------------------------------------------------------
                                                                                     164,125
--------------------------------------------------------------------------------------------

           AUTOMOBILE (MANUFACTURERS)-0.23%

  1,800    Chrysler Corp.                                                             92,925
--------------------------------------------------------------------------------------------

           BANKING-0.76%

  3,000    CoreStates Financial Corp.                                                109,125
--------------------------------------------------------------------------------------------
  2,500    Norwest Corp.                                                              73,750
--------------------------------------------------------------------------------------------
  5,000    Southern National Corp.                                                   128,750
--------------------------------------------------------------------------------------------
                                                                                     311,625
--------------------------------------------------------------------------------------------

           BUILDING MATERIALS-0.65%

  6,500    American Standard, Inc.(a)                                                173,875
--------------------------------------------------------------------------------------------
  3,200    ServiceMaster L.P.                                                         90,800
--------------------------------------------------------------------------------------------
                                                                                     264,675
--------------------------------------------------------------------------------------------

           BEVERAGES (SOFT DRINKS)-0.23%

  1,800    PepsiCo Inc.                                                               94,950
--------------------------------------------------------------------------------------------

           BUSINESS SERVICES-0.66%

  1,100    Equifax Inc.                                                               42,900
--------------------------------------------------------------------------------------------
  1,200    Healthcare COMPARE Corp.(a)                                                44,400
--------------------------------------------------------------------------------------------
  3,900    Manpower Inc.                                                             105,787
--------------------------------------------------------------------------------------------
  2,000    Olsten Corp.                                                               77,000
--------------------------------------------------------------------------------------------
                                                                                     270,087
--------------------------------------------------------------------------------------------

           CHEMICALS (SPECIALTY)-0.41%

  3,000    Grace (W.R.) & Co.                                                        167,250
--------------------------------------------------------------------------------------------

           COMPUTER MAINFRAMES-0.31%

  1,300    International Business Machines Corp.                                     126,425
--------------------------------------------------------------------------------------------

           COMPUTER MINI/PCS-0.71%

  3,300    COMPAQ Computer Corp.(a)                                                  183,975
--------------------------------------------------------------------------------------------
  2,000    Digital Equipment Corp.(a)                                                108,250
--------------------------------------------------------------------------------------------
                                                                                     292,225
--------------------------------------------------------------------------------------------

   FINANCIALS

                                                                                   MARKET
SHARES                                                                              VALUE
           COMPUTER NETWORKING-1.60%

  3,200    Bay Networks, Inc.(a)                                                 $   212,000
--------------------------------------------------------------------------------------------
  2,000    Cabletron Systems, Inc.(a)                                                157,250
--------------------------------------------------------------------------------------------
  2,000    Cisco Systems, Inc.(a)                                                    155,000
--------------------------------------------------------------------------------------------
  2,800    3Com Corp.(a)                                                             131,600
--------------------------------------------------------------------------------------------
                                                                                     655,850
--------------------------------------------------------------------------------------------

           COMPUTER PERIPHERALS-0.77%

  2,500    Adaptec Inc.(a)                                                           111,250
--------------------------------------------------------------------------------------------
  8,000    PixTech, Inc.(a)                                                           79,000
--------------------------------------------------------------------------------------------
  2,800    Seagate Technology(a)                                                     125,300
--------------------------------------------------------------------------------------------
                                                                                     315,550
--------------------------------------------------------------------------------------------

           COMPUTER SOFTWARE/SERVICES-2.07%

    400    Adobe Systems, Inc.                                                        22,800
--------------------------------------------------------------------------------------------
  1,600    BMC Software Inc.(a)                                                       57,000
--------------------------------------------------------------------------------------------
  3,000    Cadence Design Systems, Inc.(a)                                            96,750
--------------------------------------------------------------------------------------------
  4,000    Computer Associates International, Inc.                                   220,000
--------------------------------------------------------------------------------------------
  4,700    Dendrite International, Inc.(a)                                            81,663
--------------------------------------------------------------------------------------------
    400    Microsoft Corp.(a)                                                         40,000
--------------------------------------------------------------------------------------------
  3,000    Netscape Communications Corp.(a)                                          264,000
--------------------------------------------------------------------------------------------
  3,800    Seer Technologies, Inc.(a)                                                 57,000
--------------------------------------------------------------------------------------------
    200    Sterling Software, Inc.(a)                                                  9,225
--------------------------------------------------------------------------------------------
                                                                                     848,438
--------------------------------------------------------------------------------------------

           CONGLOMERATES-0.03%

    500    Dial Corp. (The)                                                           12,187
--------------------------------------------------------------------------------------------

           CONTAINERS-0.22%

  2,000    First Brands Corp.                                                         91,500
--------------------------------------------------------------------------------------------

           COSMETICS & TOILETRIES-0.12%

    600    Procter & Gamble Co.                                                       48,600
--------------------------------------------------------------------------------------------

           ELECTRONIC COMPONENTS/MISCELLANEOUS-0.64%

  3,200    Anixter International Inc.(a)                                              61,200
--------------------------------------------------------------------------------------------
  1,100    AVX Corp.                                                                  34,237
--------------------------------------------------------------------------------------------
  5,000    Teradyne, Inc.(a)                                                         166,875
--------------------------------------------------------------------------------------------
                                                                                     262,312
--------------------------------------------------------------------------------------------

           ELECTRONIC/PC DISTRIBUTORS-0.74%

  2,500    Arrow Electronics, Inc.(a)                                                126,875
--------------------------------------------------------------------------------------------
  3,500    Avnet, Inc.                                                               176,313
--------------------------------------------------------------------------------------------
                                                                                     303,188
--------------------------------------------------------------------------------------------

           FINANCE (ASSET MANAGEMENT)-0.24%

  4,500    Paine Webber Group Inc.                                                    99,000
--------------------------------------------------------------------------------------------

           FINANCE (CONSUMER CREDIT)-1.87%

  5,200    Countrywide Credit Industries, Inc.                                       115,050
--------------------------------------------------------------------------------------------
  2,400    Dean Witter, Discover & Co.                                               119,400
--------------------------------------------------------------------------------------------
  1,600    Federal Home Loan Mortgage Corp.                                          110,800
--------------------------------------------------------------------------------------------
  2,400    Finova Group, Inc.                                                        108,600
--------------------------------------------------------------------------------------------

FINANCIALS

                                                                                   MARKET
SHARES                                                                              VALUE
           Finance (Consumer Credit)-continued

  4,300    MBNA Corp.                                                            $   158,563
--------------------------------------------------------------------------------------------
  2,500    Student Loan Marketing Association                                        147,187
--------------------------------------------------------------------------------------------
    100    SunAmerica, Inc.                                                            6,225
--------------------------------------------------------------------------------------------
                                                                                     765,825
--------------------------------------------------------------------------------------------

           FOOD/PROCESSING-0.52%

    900    ConAgra, Inc.                                                              34,763
--------------------------------------------------------------------------------------------
  2,100    Heinz (H. J.) Co.                                                          97,650
--------------------------------------------------------------------------------------------
  5,600    Hudson Foods, Inc.                                                         79,100
--------------------------------------------------------------------------------------------
                                                                                     211,513
--------------------------------------------------------------------------------------------

           FUNERAL SERVICES-0.12%

  1,200    Loewen Group, Inc.                                                         48,056
--------------------------------------------------------------------------------------------

           GAMING-0.21%

  6,500    Station Casinos, Inc.(a)                                                   84,500
--------------------------------------------------------------------------------------------

           HOTELS/MOTELS-0.10%

  1,500    La Quinta Motor Inns, Inc.                                                 38,625
--------------------------------------------------------------------------------------------

           INSURANCE (LIFE & HEALTH)-0.24%

  3,500    United Companies Financial Corp.                                           98,875
--------------------------------------------------------------------------------------------

           INSURANCE (MULTI-LINE PROPERTY)-0.51%

  3,000    ACE, Ltd.                                                                 102,000
--------------------------------------------------------------------------------------------
    800    CIGNA Corp.                                                                79,300
--------------------------------------------------------------------------------------------
  1,400    Prudential Reinsurance Holdings, Inc.                                      28,525
--------------------------------------------------------------------------------------------
                                                                                     209,825
--------------------------------------------------------------------------------------------

           MEDICAL (DRUGS)-1.71%

  5,000    Abbott Laboratories                                                       198,750
--------------------------------------------------------------------------------------------
  1,000    American Home Products Corp.                                               88,625
--------------------------------------------------------------------------------------------
  2,000    AmeriSource Health Corp.(a)                                                54,500
--------------------------------------------------------------------------------------------
    500    Johnson & Johnson                                                          40,750
--------------------------------------------------------------------------------------------
  2,000    Mallinckrodt Group, Inc.                                                   69,500
--------------------------------------------------------------------------------------------
  3,750    Mylan Laboratories, Inc.                                                   71,250
--------------------------------------------------------------------------------------------
  1,200    Pfizer Inc.                                                                68,850
--------------------------------------------------------------------------------------------
  2,000    Schering-Plough Corp.                                                     107,250
--------------------------------------------------------------------------------------------
                                                                                     699,475
--------------------------------------------------------------------------------------------

           MEDICAL (INSTRUMENTS/PRODUCTS)-0.77%

    800    Becton, Dickinson and Co.                                                  52,000
--------------------------------------------------------------------------------------------
  2,700    Biomet, Inc.(a)                                                            44,887
--------------------------------------------------------------------------------------------
    600    Cordis Corp.(a)                                                            66,300
--------------------------------------------------------------------------------------------
    800    Medtronic, Inc.                                                            46,200
--------------------------------------------------------------------------------------------
    900    St. Jude Medical, Inc.                                                     47,925
--------------------------------------------------------------------------------------------
  1,300    Sybron International Corp.(a)                                              55,250
--------------------------------------------------------------------------------------------
                                                                                     312,562
--------------------------------------------------------------------------------------------

           MEDICAL (SERVICES)-1.30%

  3,320    Apria Healthcare Group, Inc.(a)                                            71,795
--------------------------------------------------------------------------------------------
  1,600    Columbia/HCA Healthcare Corp.                                              78,600
--------------------------------------------------------------------------------------------
  1,500    Healthsource, Inc.(a)                                                      79,500
--------------------------------------------------------------------------------------------

FINANCIALS

                                                                                   MARKET
SHARES                                                                              VALUE
           Medical (Services)-continued

  5,000    Healthsouth Rehabilitation Corp.(a)                                   $   130,625
--------------------------------------------------------------------------------------------
  3,800    Lincare Holdings Inc.(a)                                                   94,525
--------------------------------------------------------------------------------------------
  2,800    Vencor, Inc.(a)                                                            77,700
--------------------------------------------------------------------------------------------
                                                                                     532,745
--------------------------------------------------------------------------------------------

           OFFICE AUTOMATION-0.19%

    600    Xerox Corp.                                                                77,850
--------------------------------------------------------------------------------------------

           OFFICE PRODUCTS-0.35%

  4,000    Reynolds & Reynolds Co.-Class A                                           142,500
--------------------------------------------------------------------------------------------

           OIL & GAS (SERVICES)-0.15%

  1,500    Halliburton Co.                                                            62,250
--------------------------------------------------------------------------------------------

           RESTAURANTS-0.16%

  4,600    Buffets, Inc.(a)                                                           57,500
--------------------------------------------------------------------------------------------
    300    Outback Steakhouse, Inc.(a)                                                 9,413
--------------------------------------------------------------------------------------------
                                                                                      66,913
--------------------------------------------------------------------------------------------

           RETAIL (FOOD & DRUG)-0.75%

  2,200    Hannaford Bros. Co.                                                        57,475
--------------------------------------------------------------------------------------------
  1,400    Jack Eckerd Corp.(a)                                                       55,475
--------------------------------------------------------------------------------------------
  2,600    Kroger Co.(a)                                                              86,775
--------------------------------------------------------------------------------------------
  2,300    Safeway Inc.(a)                                                           108,675
--------------------------------------------------------------------------------------------
                                                                                     308,400
--------------------------------------------------------------------------------------------

           RETAIL (STORES)-2.25%

  3,600    AutoZone, Inc.(a)                                                          89,100
--------------------------------------------------------------------------------------------
  5,500    Circuit City Stores, Inc.                                                 183,563
--------------------------------------------------------------------------------------------
  6,000    Consolidated Stores Corp.(a)                                              138,750
--------------------------------------------------------------------------------------------
  3,000    Gap, Inc. (The)                                                           118,125
--------------------------------------------------------------------------------------------
 12,000    Intimate Brands, Inc.(a)                                                  201,000
--------------------------------------------------------------------------------------------
  1,050    Staples, Inc.(a)                                                           27,956
--------------------------------------------------------------------------------------------
  1,000    Tandy Corp.                                                                49,375
--------------------------------------------------------------------------------------------
  2,500    Viking Office Products Inc.(a)                                            111,250
--------------------------------------------------------------------------------------------
                                                                                     919,119
--------------------------------------------------------------------------------------------

           SCIENTIFIC INSTRUMENTS-0.43%

  1,500    Thermo Electron Corp.(a)                                                   69,000
--------------------------------------------------------------------------------------------
  2,100    Varian Associates, Inc.                                                   107,887
--------------------------------------------------------------------------------------------
                                                                                     176,887
--------------------------------------------------------------------------------------------

           SEMICONDUCTORS-4.57%

  2,000    Analog Devices, Inc.(a)                                                    72,250
--------------------------------------------------------------------------------------------
  4,600    Applied Materials, Inc.(a)                                                230,575
--------------------------------------------------------------------------------------------
  3,500    Atmel Corp.(a)                                                            109,375
--------------------------------------------------------------------------------------------
  2,400    Integrated Device Technology, Inc.(a)                                      45,600
--------------------------------------------------------------------------------------------
    800    Intel Corp.                                                                55,900
--------------------------------------------------------------------------------------------
  4,000    KLA Instruments Corp.(a)                                                  171,000
--------------------------------------------------------------------------------------------
  4,000    LAM Research Corp.(a)                                                     243,500
--------------------------------------------------------------------------------------------
  2,500    LSI Logic Corp.(a)                                                        117,813
--------------------------------------------------------------------------------------------
  3,000    MEMC Electronic Materials, Inc.(a)                                         96,000
--------------------------------------------------------------------------------------------

FINANCIALS

                                                                                   MARKET
SHARES                                                                              VALUE
           Semiconductors-continued

  3,000    Micron Technology Inc.                                                $   211,875
--------------------------------------------------------------------------------------------
  1,400    Motorola, Inc.                                                             91,875
--------------------------------------------------------------------------------------------
    500    Novellus Systems, Inc.(a)                                                  34,437
--------------------------------------------------------------------------------------------
    200    Solectron Corp.(a)                                                          8,050
--------------------------------------------------------------------------------------------
  3,000    Texas Instruments Inc.                                                    204,750
--------------------------------------------------------------------------------------------
  2,700    Vishay Intertechnology, Inc.(a)                                            95,175
--------------------------------------------------------------------------------------------
  3,500    VLSI Technology Inc.(a)                                                    82,250
--------------------------------------------------------------------------------------------
                                                                                   1,870,425
--------------------------------------------------------------------------------------------

           SHOES & RELATED APPAREL-0.13%

  1,200    Nine West Group, Inc.(a)                                                   53,400
--------------------------------------------------------------------------------------------

           TELECOMMUNICATIONS-0.90%

  3,000    AT&T Corp.                                                                192,000
--------------------------------------------------------------------------------------------
  3,700    MobileMedia Corp.(a)                                                       97,125
--------------------------------------------------------------------------------------------
  2,300    Tellabs, Inc.(a)                                                           78,200
--------------------------------------------------------------------------------------------
                                                                                     367,325
--------------------------------------------------------------------------------------------

           TOBACCO-0.83%

  4,000    Philip Morris Companies, Inc.                                             338,000
--------------------------------------------------------------------------------------------
           Total Domestic Common Stocks                                           12,042,545
--------------------------------------------------------------------------------------------

           DOMESTIC CONVERTIBLE PREFERRED STOCK-0.09%

           FINANCE (CONSUMER CREDIT)-0.09%

    600    SunAmerica Inc.-$3.10 Conv. Pfd.                                           37,200
--------------------------------------------------------------------------------------------

           FOREIGN STOCKS & OTHER EQUITY INTERESTS-54.85%

           ARGENTINA-0.35%

  6,300    Buenos Aires Embotelladora S.A.-ADR Class-B (Beverages-Soft Drinks)       144,113
--------------------------------------------------------------------------------------------

           AUSTRALIA-2.48%

 43,668    Australia and New Zealand Banking Group Ltd. (Banking)                    182,948
--------------------------------------------------------------------------------------------
  8,750    Broken Hill Proprietary Co. Ltd. (Conglomerates)                          118,506
--------------------------------------------------------------------------------------------
 10,600    News Corp. Ltd. (The)-Preference Shares-ADR (Publishing)                  193,450
--------------------------------------------------------------------------------------------
 32,500    QBE Insurance Group Ltd. (Insurance-Multi-Line Property)                  143,586
--------------------------------------------------------------------------------------------
106,000    QNI Ltd. (Gold & Silver Mining)                                           203,393
--------------------------------------------------------------------------------------------
 27,200    Western Mining Corp. Holdings Ltd. (Metals-Miscellaneous)                 174,455
--------------------------------------------------------------------------------------------
                                                                                   1,016,338
--------------------------------------------------------------------------------------------

           AUSTRIA-0.78%

  1,800    OMV AG (Oil & Gas-Services)                                               155,431
--------------------------------------------------------------------------------------------
  1,880    Oesterreichische Elektrizitaetswirtschafts AG (Verbundgesellschaft)
           (Electric Power)                                                          114,871
--------------------------------------------------------------------------------------------
    250    Wienerberger Baustoffindustrie AG (Building Materials)                     50,245
--------------------------------------------------------------------------------------------
                                                                                     320,547
--------------------------------------------------------------------------------------------

           CANADA-1.02%

 14,000    Bombardier Inc.-Class B (Conglomerates)                                   171,108
--------------------------------------------------------------------------------------------
  6,200    Imasco Ltd. (Tobacco)                                                     111,061
--------------------------------------------------------------------------------------------
  3,800    Northern Telecom Ltd. (Telecommunications)                                136,800
--------------------------------------------------------------------------------------------
                                                                                     418,969
--------------------------------------------------------------------------------------------

           CHILE-0.77%

  4,400    Compania de Telefonos de Chile S.A.-ADR (Telephone)                       316,800
--------------------------------------------------------------------------------------------

FINANCIALS

                                                                                   MARKET
SHARES                                                                              VALUE
           DENMARK-0.82%

  1,800    Danisco A/S (Food/Processing)                                         $    82,028
--------------------------------------------------------------------------------------------
  1,000    Novo-Nordisk A/S (Medical-Drugs)                                          127,196
--------------------------------------------------------------------------------------------
  2,750    Unidanmark A/S (Banking-Money Center)                                     126,327
--------------------------------------------------------------------------------------------
                                                                                     335,551
--------------------------------------------------------------------------------------------

           FINLAND-0.59%

    230    Nokia Corp.(a) (Telecommunications)                                        13,158
--------------------------------------------------------------------------------------------
  1,700    Nokia Corp.-ADR(a) (Telecommunications)                                    94,775
--------------------------------------------------------------------------------------------
  6,800    Repola Ltd. (Paper & Forest Products)                                     131,594
--------------------------------------------------------------------------------------------
                                                                                     239,527
--------------------------------------------------------------------------------------------

           FRANCE-6.42%

  1,500    Accor S.A. (Hotels/Motels)                                                178,217
--------------------------------------------------------------------------------------------
    220    Carrefour Supermarche (Retail-Food & Drug)                                129,208
--------------------------------------------------------------------------------------------
    970    Castorama Dubois (Building Materials)                                     157,299
--------------------------------------------------------------------------------------------
  1,000    Christian Dior S.A. (Textiles)                                             98,158
--------------------------------------------------------------------------------------------
    900    Docks de France, S.A. (Retail-Food & Drug)                                136,930
--------------------------------------------------------------------------------------------
    720    ECCO Travail Temporaire (Business Services)                               111,605
--------------------------------------------------------------------------------------------
  1,100    Essilor International-Compagnie Generale d'Optique
           (Medical-Instruments/Products)                                            203,575
--------------------------------------------------------------------------------------------
 23,000    Euro Disneyland SCA(a) (Leisure & Recreation)                              77,371
--------------------------------------------------------------------------------------------
  1,300    Legrand (Electronic Components/Miscellaneous)                             217,460
--------------------------------------------------------------------------------------------
    960    LVMH Moet Hennessy Louis Vuitton (Beverages-Alcoholic)                    191,014
--------------------------------------------------------------------------------------------
  1,420    Pinault-Printemps-Redoute, S.A. (Retail-Stores)                           307,806
--------------------------------------------------------------------------------------------
    900    Promodes S.A. (Retail-Stores)                                             219,198
--------------------------------------------------------------------------------------------
    500    Rexel S.A. (Electronic Components/Miscellaneous)                           80,775
--------------------------------------------------------------------------------------------
  1,060    Roussel Uclaf (Medical-Drugs)                                             173,845
--------------------------------------------------------------------------------------------
  4,200    SGS-Thomson Microelectronics N.V.-New York Shares-ADR(a)
           (Semiconductors)                                                          190,050
--------------------------------------------------------------------------------------------
    440    Sidel S.A. (Machinery-Heavy)                                              152,782
--------------------------------------------------------------------------------------------
                                                                                   2,625,293
--------------------------------------------------------------------------------------------

           GERMANY-1.67%

    250    Altana Industrie-Aktien und Anlagen A.G. (Chemicals)                      145,372
--------------------------------------------------------------------------------------------
    375    Gehe A.G. (Medical-Instruments/Products)                                  184,090
--------------------------------------------------------------------------------------------
    500    Mannesmann A.G. (Machinery-Miscellaneous)                                 164,571
--------------------------------------------------------------------------------------------
  4,600    Veba A.G. (Electric Power)                                                188,856
--------------------------------------------------------------------------------------------
                                                                                     682,889
--------------------------------------------------------------------------------------------

           HONG KONG-2.95%

 30,000    Cheung Kong Holdings Ltd. (Real Estate)                                   169,170
--------------------------------------------------------------------------------------------
211,000    First Pacific Co. (Conglomerates)                                         242,856
--------------------------------------------------------------------------------------------
 22,000    HSBC Holdings PLC (Banking)                                               320,111
--------------------------------------------------------------------------------------------
 40,000    Hutchison Whampoa Ltd. (Conglomerates)                                    220,386
--------------------------------------------------------------------------------------------
 56,000    New World Infrastructure(a) (Building Materials)                           98,504
--------------------------------------------------------------------------------------------
 19,600    Sun Hung Kai Properties Ltd. (Real Estate)                                156,537
--------------------------------------------------------------------------------------------
                                                                                   1,207,564
--------------------------------------------------------------------------------------------

FINANCIALS

                                                                                   MARKET
SHARES                                                                              VALUE
           INDONESIA-1.42%

109,500    PT Astra International (Automobile/Trucks-Parts & Tires)              $   219,385
--------------------------------------------------------------------------------------------
 29,000    PT Hanjaya Mandala Sampoerna (Tobacco)                                    268,164
--------------------------------------------------------------------------------------------
 36,000    PT Semen Gresik (Building Materials)                                       93,527
--------------------------------------------------------------------------------------------
                                                                                     581,076
--------------------------------------------------------------------------------------------

           IRELAND-0.14%

  1,400    Elan Corp. PLC-ADR(a) (Medical-Drugs)                                      56,175
--------------------------------------------------------------------------------------------

           ISRAEL-0.33%

  3,400    Teva Pharmaceutical Industries Ltd.-ADR (Medical-Drugs)                   133,450
--------------------------------------------------------------------------------------------

           ITALY-0.88%

  1,200    Fila Holding S.p.A.-ADR (Shoes & Related Apparel)                          51,750
--------------------------------------------------------------------------------------------
 81,000    Telecom Italia S.p.A. (Telecommunications)                                124,091
--------------------------------------------------------------------------------------------
110,100    Telecom Italia Mobile S.p.A.(a) (Telecommunications)                      185,181
--------------------------------------------------------------------------------------------
                                                                                     361,022
--------------------------------------------------------------------------------------------

           JAPAN-11.16%

  4,000    Advantest Corp. (Semiconductors)                                          226,795
--------------------------------------------------------------------------------------------
  5,695    Alpine Electronics (Electronic Components/Miscellaneous)                   79,061
--------------------------------------------------------------------------------------------
  1,300    Autobacs Seven (Automobile/Trucks-Parts & Tires)                          122,636
--------------------------------------------------------------------------------------------
  6,000    Bridgestone Corp. (Automobile/Trucks-Parts & Tires)                        83,288
--------------------------------------------------------------------------------------------
  8,000    Canon, Inc. (Office Automation)                                           136,859
--------------------------------------------------------------------------------------------
  7,000    Exedy Corp. (Automobile/Trucks-Parts & Tires)                             108,803
--------------------------------------------------------------------------------------------
  4,000    Fanuc Ltd. (Electronic Components/Miscellaneous)                          173,224
--------------------------------------------------------------------------------------------
 20,000    Fujitsu Ltd. (Computer MINI/PCS)                                          238,526
--------------------------------------------------------------------------------------------
 22,000    Hitachi Ltd. (Electronic Components/Miscellaneous)                        225,817
--------------------------------------------------------------------------------------------
  7,000    Hoya Corp. (Electronic Components/Miscellaneous)                          205,289
--------------------------------------------------------------------------------------------
 12,000    Kajima Corp. (Engineering & Construction)                                 110,739
--------------------------------------------------------------------------------------------
  3,000    Kyocera Corp. (Electronic Components/Miscellaneous)                       245,760
--------------------------------------------------------------------------------------------
  7,000    Mitsumi Electric Co. Ltd. (Electronic Components/Miscellaneous)           169,021
--------------------------------------------------------------------------------------------
 17,000    NEC Corp. (Semiconductors)                                                224,351
--------------------------------------------------------------------------------------------
 18,000    Nikon Corp. (Consumer Non-Durables)                                       256,904
--------------------------------------------------------------------------------------------
    770    Nippon Television Network (Advertising/Broadcasting)                      183,665
--------------------------------------------------------------------------------------------
     80    NTT Data Communication Systems Corp. (Computer Software & Services)       200,205
--------------------------------------------------------------------------------------------
  8,000    Omron Corp. (Electronic Components/Miscellaneous)                         187,692
--------------------------------------------------------------------------------------------
 24,000    Ricoh Co., Ltd. (Office Automation)                                       258,077
--------------------------------------------------------------------------------------------
  4,000    Rohm Co., Ltd. (Semiconductors)                                           242,827
--------------------------------------------------------------------------------------------
  3,300    SMC (Machinery-Miscellaneous)                                             231,947
--------------------------------------------------------------------------------------------
  6,000    Tokyo Electron Ltd. (Electronic Components/Miscellaneous)                 260,423
--------------------------------------------------------------------------------------------
 28,000    Toshiba Corp. (Conglomerates)                                             202,825
--------------------------------------------------------------------------------------------
 12,000    Yamaha Corp. (Electronic Components/Miscellaneous)                        191,212
--------------------------------------------------------------------------------------------
                                                                                   4,565,946
--------------------------------------------------------------------------------------------

FINANCIALS

                                                                                   MARKET
SHARES                                                                              VALUE
           MALAYSIA-2.20%

 48,000    Bandar Raya Developments Berhad (Real Estate)                         $    71,782
--------------------------------------------------------------------------------------------
 11,000    Edaran Otomobil Nasional Berhad (Automobile Manufacturers)                 86,797
--------------------------------------------------------------------------------------------
 72,000    Land & General Berhad (Paper & Forest Products)                           167,178
--------------------------------------------------------------------------------------------
 38,000    Malayan Banking Berhad (Banking)                                          306,572
--------------------------------------------------------------------------------------------
 43,000    United Engineers (Building Materials)                                     267,375
--------------------------------------------------------------------------------------------
                                                                                     899,704
--------------------------------------------------------------------------------------------

           MEXICO-0.61%

 19,000    Kimberly-Clark de Mexico, S.A. (Paper & Forest Products)                  248,000
--------------------------------------------------------------------------------------------

           NETHERLANDS-2.89%

 11,300    Elsevier N.V. (Publishing)                                                146,095
--------------------------------------------------------------------------------------------
  1,210    Heineken N.V. (Beverages-Alcoholic)                                       214,729
--------------------------------------------------------------------------------------------
  5,100    Koninklijke Ahold N.V. (Retail-Food & Drug)                               193,291
--------------------------------------------------------------------------------------------
  1,400    Philips Electronics N.V.-New York Shares-ADR (Electronic
           Components/Miscellaneous)                                                  54,075
--------------------------------------------------------------------------------------------
  1,550    Utigevuer Bezit N.V. (Publishing)                                         217,302
--------------------------------------------------------------------------------------------
  5,700    Vendex International N.V. (Retail-Stores)                                 164,374
--------------------------------------------------------------------------------------------
  2,100    Wolters Kluwer N.V. (Publishing)                                          191,127
--------------------------------------------------------------------------------------------
                                                                                   1,180,993
--------------------------------------------------------------------------------------------

           NEW ZEALAND-0.28%

 27,800    Telecom Corp. of New Zealand Ltd. (Telecommunications)                    115,428
--------------------------------------------------------------------------------------------

           NORWAY-1.25%

  3,800    Nera A.S.-ADR(a) (Telecommunications)                                     134,900
--------------------------------------------------------------------------------------------
  4,000    Norsk Hydro A.S. (Oil & Gas-Integrated)                                   159,306
--------------------------------------------------------------------------------------------
    750    Orkla A.S. (Metals-Miscellaneous)                                          38,783
--------------------------------------------------------------------------------------------
 35,000    UNI Storebrand AS(a) (Insurance-Multi-Line Property)                      176,489
--------------------------------------------------------------------------------------------
                                                                                     509,478
--------------------------------------------------------------------------------------------

           PHILIPPINES-0.22%

629,000    Metro Pacific Corp. (Conglomerates)                                        90,686
--------------------------------------------------------------------------------------------

           PORTUGAL-0.39%

  8,500    Portugal Telecom S.A.(a) (Computer Networking)                            160,961
--------------------------------------------------------------------------------------------

           SINGAPORE-0.16%

  7,400    United OverSeas Bank Ltd. (Banking)                                        64,935
--------------------------------------------------------------------------------------------

           SPAIN-1.25%

    120    Acerinox, S.A. (Steel)                                                     12,634
--------------------------------------------------------------------------------------------
  1,850    Corporacion Mapfre Compania Internacional de Reaseguros, S.A.
           (Insurance-Multi-Line)                                                     94,732
--------------------------------------------------------------------------------------------
  3,300    Empresa Nacional de Electricidad, S.A. (Electric Power)                   164,115
--------------------------------------------------------------------------------------------
  1,010    Gas Natural SDG-E S.A. (Gas Distribution)                                 138,523
--------------------------------------------------------------------------------------------
  3,000    Tabacalera S.A. (Tobacco)                                                 100,774
--------------------------------------------------------------------------------------------
                                                                                     510,778
--------------------------------------------------------------------------------------------

FINANCIALS

                                                                                   MARKET
SHARES                                                                              VALUE
           SWEDEN-3.15%

  1,550    Astra AB (Medical-Drugs)                                              $    56,953
--------------------------------------------------------------------------------------------
  3,350    Astra AB-B Shares (Medical-Drugs)                                         121,073
--------------------------------------------------------------------------------------------
  2,600    Autoliv AB (Automobile/Trucks-Parts & Tires)                              149,173
--------------------------------------------------------------------------------------------
 15,550    Pharmacia AB (Medical-Drugs)                                              540,923
--------------------------------------------------------------------------------------------
  7,800    Sandvik AB (Machine Tools)                                                146,824
--------------------------------------------------------------------------------------------
  7,000    Skandia Group Insurance Company Ltd. (Insurance-Multi-Line
           Property)                                                                 177,619
--------------------------------------------------------------------------------------------
  4,400    Telefonaktiebolaget L. M. Ericsson-ADR (Telecommunications)                93,981
--------------------------------------------------------------------------------------------
                                                                                   1,286,546
--------------------------------------------------------------------------------------------

           SWITZERLAND-2.25%

    175    BBC Brown Boveri Ltd. (Engineering & Construction)                        203,008
--------------------------------------------------------------------------------------------
    220    Ciba-Geigy Ltd. (Medical-Drugs)                                           190,487
--------------------------------------------------------------------------------------------
     50    Roche Holding Ltd. (Conglomerates)                                        363,340
--------------------------------------------------------------------------------------------
    200    Sandoz Ltd. (Medical-Drugs)                                               165,067
--------------------------------------------------------------------------------------------
                                                                                     921,902
--------------------------------------------------------------------------------------------

           THAILAND-0.44%

  2,300    Bank of Ayudhya Public Company Ltd. (Banking)                              13,253
--------------------------------------------------------------------------------------------
 10,200    Land & House Company Ltd. PLC (Real Estate)                               164,562
--------------------------------------------------------------------------------------------
                                                                                     177,815
--------------------------------------------------------------------------------------------

           UNITED KINGDOM-7.98%

 24,300    Argos PLC (Retail-Stores)                                                 196,320
--------------------------------------------------------------------------------------------
 61,000    ASDA Group PLC (Retail-Food & Drug)                                        98,853
--------------------------------------------------------------------------------------------
  9,300    BOC Group PLC (Chemicals-Specialty)                                       127,773
--------------------------------------------------------------------------------------------
 14,000    British Petroleum Co. PLC (Oil & Gas-Services)                            103,035
--------------------------------------------------------------------------------------------
117,200    Burton Group PLC (Retail-Stores)                                          186,686
--------------------------------------------------------------------------------------------
 26,200    Compass Group PLC (Restaurants)                                           178,118
--------------------------------------------------------------------------------------------
 30,000    Cookson Group PLC (Consumer Non-Durables)                                 138,972
--------------------------------------------------------------------------------------------
    500    Danka Business Systems Inc.-ADR (Office Automation)                        16,750
--------------------------------------------------------------------------------------------
 39,000    Dixons Group PLC (Retail-Stores)                                          236,158
--------------------------------------------------------------------------------------------
  9,600    Farnell Electronics PLC (Electronic Components/Miscellaneous)             100,933
--------------------------------------------------------------------------------------------
 13,600    Granada Group PLC (Leisure & Recreation)                                  145,246
--------------------------------------------------------------------------------------------
 67,200    Medeva PLC (Medical-Drugs)                                                289,518
--------------------------------------------------------------------------------------------
 10,700    Provident Financial PLC (Finance-Consumer Credit)                         130,092
--------------------------------------------------------------------------------------------
 29,000    Rentokil Group PLC (Business Services)                                    144,427
--------------------------------------------------------------------------------------------
 10,900    Smith (David S.) Holdings PLC (Paper & Forest Products)                    99,263
--------------------------------------------------------------------------------------------
 33,500    Standard Chartered PLC (Finance-Asset Management)                         275,680
--------------------------------------------------------------------------------------------
 30,700    Storehouse PLC (Retail-Stores)                                            145,613
--------------------------------------------------------------------------------------------
  6,300    Thorn EMI PLC (Leisure & Recreation)                                      146,718
--------------------------------------------------------------------------------------------
 71,100    Vickers PLC (Machinery-Miscellaneous)                                     282,155
--------------------------------------------------------------------------------------------
 92,000    WPP Group PLC (Advertising/Broadcasting)                                  224,000
--------------------------------------------------------------------------------------------
                                                                                   3,266,310
--------------------------------------------------------------------------------------------
           Total Foreign Stocks & Other Equity Interests                          22,438,796
--------------------------------------------------------------------------------------------

FINANCIALS

PRINCIPAL                                                                          MARKET
 AMOUNT                                                                             VALUE
            CONVERTIBLE BONDS-0.99%

$100,000    Danka Business Systems Inc., Conv. Yankee Bonds, 6.75%, 04/01/02
              (Office Automation)                                                $   132,000
--------------------------------------------------------------------------------------------
 230,000    MBL Intl Finance Bermuda, Conv. Yankee Bonds, 3.00%, 11/30/02
              (Banking)                                                              239,775
--------------------------------------------------------------------------------------------
  50,000    Office Depot Inc., Conv. Notes, 4.00%, 11/01/08(b) (Retail-Stores)        32,750
--------------------------------------------------------------------------------------------
            Total Convertible Bonds                                                  404,525
--------------------------------------------------------------------------------------------

            REPURCHASE AGREEMENT-9.43%(c)

3,859,173   Daiwa Securities America Inc., 5.90%, 11/01/95(d)                      3,859,173
--------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS-94.80%                                            38,782,239
--------------------------------------------------------------------------------------------
              OTHER ASSETS LESS LIABILITIES-5.20%                                  2,128,853
--------------------------------------------------------------------------------------------
              NET ASSETS-100.00%                                                 $40,911,092
============================================================================================

Abbreviations:
ADR-American Depository Receipt
Conv.-Convertible
Pfd-Preferred

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Zero coupon bond. The interest rate shown represents the rate of original issue discount.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102 percent of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds managed by the investment advisor.
(d) Joint repurchase agreement entered into 10/31/95 with a maturing value of $401,494,641. Collateralized by $353,853,000 U.S. Treasury obligations, 8.375% due 08/15/08.

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1995

ASSETS:

Investments, at market value (cost $35,799,747)                             $ 38,782,239
----------------------------------------------------------------------------------------
Foreign currencies, at market value (cost $1,590,097)                          1,593,973
----------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                               576,917
----------------------------------------------------------------------------------------
  Capital stock sold                                                           1,083,535
----------------------------------------------------------------------------------------
  Dividends and interest                                                          33,849
----------------------------------------------------------------------------------------
  Reimbursement from advisor                                                       5,145
----------------------------------------------------------------------------------------
Investment for deferred compensation plan                                          2,753
----------------------------------------------------------------------------------------
Other assets                                                                       8,579
----------------------------------------------------------------------------------------
    Total assets                                                              42,086,990
----------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                                        1,065,207
----------------------------------------------------------------------------------------
  Capital stock repurchased                                                       15,817
----------------------------------------------------------------------------------------
  Deferred compensation                                                            2,753
----------------------------------------------------------------------------------------
Accrued advisory fees                                                             27,138
----------------------------------------------------------------------------------------
Accrued administrative services fees                                               3,078
----------------------------------------------------------------------------------------
Accrued distribution fees                                                         21,652
----------------------------------------------------------------------------------------
Accrued transfer agent fees                                                        9,140
----------------------------------------------------------------------------------------
Accrued operating expenses                                                        31,113
----------------------------------------------------------------------------------------
    Total liabilities                                                          1,175,898
----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                 $ 40,911,092
========================================================================================
NET ASSETS:
  Class A                                                                   $ 23,753,784
========================================================================================
  Class B                                                                   $ 17,157,308
========================================================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                                                 200,000,000
----------------------------------------------------------------------------------------
  Outstanding                                                                  1,927,871
========================================================================================
Class B:
  Authorized                                                                 200,000,000
----------------------------------------------------------------------------------------
  Outstanding                                                                  1,399,707
========================================================================================
Class A:
  Net asset value and redemption price per share                                  $12.32
========================================================================================
  Offering price per share:
    (Net asset value of $12.32 divided by 95.25%)                                 $12.93
========================================================================================
Class B:
  Net asset value and offering price per share                                    $12.26
========================================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF OPERATIONS

For the year ended October 31, 1995

INVESTMENT INCOME:

Dividends (net of $25,016 foreign withholding tax)                            $   204,632
-----------------------------------------------------------------------------------------
Interest                                                                          109,444
-----------------------------------------------------------------------------------------
       Total investment income                                                    314,076
-----------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                                     144,881
-----------------------------------------------------------------------------------------
Administrative services fees                                                       21,984
-----------------------------------------------------------------------------------------
Directors' fees                                                                     5,509
-----------------------------------------------------------------------------------------
Distribution fees -- Class A                                                       50,259
-----------------------------------------------------------------------------------------
Distribution fees -- Class B                                                       69,931
-----------------------------------------------------------------------------------------
Custodian fees                                                                    100,589
-----------------------------------------------------------------------------------------
Transfer agent fees -- Class A                                                     28,022
-----------------------------------------------------------------------------------------
Transfer agent fees -- Class B                                                     27,909
-----------------------------------------------------------------------------------------
Filing fees                                                                        39,901
-----------------------------------------------------------------------------------------
Other                                                                              46,768
-----------------------------------------------------------------------------------------
       Total expenses                                                             535,753
-----------------------------------------------------------------------------------------
Less expenses assumed by advisor                                                 (137,908)
-----------------------------------------------------------------------------------------
       Net expenses                                                               397,845
-----------------------------------------------------------------------------------------
Net investment income (loss)                                                      (83,769)
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain on sales of:
  Investment securities                                                           921,548
-----------------------------------------------------------------------------------------
  Foreign currencies                                                               23,847
-----------------------------------------------------------------------------------------
                                                                                  945,395
-----------------------------------------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                                                         2,862,030
-----------------------------------------------------------------------------------------
  Foreign currencies                                                                4,418
-----------------------------------------------------------------------------------------
                                                                                2,866,448
-----------------------------------------------------------------------------------------
Net gain on investment securities and foreign currencies                        3,811,843
-----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $ 3,728,074
=========================================================================================

See Notes to Financial Statements.

FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

For the year ended October 31, 1995 and the period September 15, 1994 (date operations commenced) through October 31, 1994

                                                                                        1995            1994
OPERATIONS:

  Net investment income (loss)                                                      $    (83,769)   $       (173)
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities and foreign currencies      945,395         (14,581)
----------------------------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and foreign currencies          2,866,448         122,800
----------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                               3,728,074         108,046
----------------------------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                                           18,511,217       2,020,630
----------------------------------------------------------------------------------------------------------------
    Class B                                                                           14,304,173       1,241,068
----------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income -- Class A                           (2,116)             --
----------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                                          36,541,348       3,369,744
----------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                                  4,369,744       1,000,000
----------------------------------------------------------------------------------------------------------------
  End of period                                                                     $ 40,911,092    $  4,369,744
================================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                                        $ 37,047,643    $  4,261,698
----------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                  --            (173)
----------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of investment securities and
    foreign currencies                                                                   874,201         (14,581)
----------------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and foreign currencies              2,989,248         122,800
----------------------------------------------------------------------------------------------------------------
                                                                                    $ 40,911,092    $  4,369,744
================================================================================================================

See Notes to Financial Statements.

FINANCIALS

NOTES TO FINANCIAL STATEMENTS

October 31, 1995

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four separate series portfolios: AIM Global Growth Fund, AIM Global Aggressive Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-Except as provided in the next sentence, a security listed or traded on an exchange is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. Exchange listed convertible bonds are valued at the mean between the closing bid and asked prices obtained from a broker-dealer. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices on valuation date. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31,

FINANCIALS

   1995, undistributed net investment income (loss) was increased by $86,058, paid-in capital reduced by $29,445 and undistributed net realized gains reduced by $56,613 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.


NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion. During the year ended October 31, 1995, AIM waived fees of $19,558 and assumed expenses of $72,900 and $45,450 for the Class A shares and Class B shares, respectively. Under the terms of the master investment advisory agreement, AIM will, if necessary, reduce its fee or make payments to the Fund to the extent necessary to satisfy any expense limitations imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale.
   The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1995, AIM was reimbursed $21,984 for such services.
   The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1995, AFS was paid $33,579 for such services.
   The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Company has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors an annual rate of 0.50% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs. Of the total compensation payable, a service fee of 0.25% is paid to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1995, the Class A shares and the Class B shares paid AIM Distributors $50,259 and $69,931, respectively, as compensation under the Plans.
   AIM Distributors received commissions of $82,337 from the sales of the Class A shares of the Fund during the year ended October 31, 1995. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1995, AIM Distributors received commissions of $25,155 in contingent deferred sales charges imposed on redemptions of

FINANCIALS

Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
   During the year ended October 31, 1995, the Fund incurred legal fees of $3,693 for services rendered by the law firm of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.


NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.


NOTE 4-BANK BORROWINGS

The Fund has a $300,000 committed line of credit with Chemical Bank of New York. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period July 20, 1995 (effective date of Credit Agreement) through October 31, 1995, the Fund did not borrow under the line of credit agreement. The Fund is charged an administrative fee, payable quarterly, at the annual rate of $300.


NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1995 was $39,648,940 and $12,056,101, respectively.

The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1995 is as follows:

Aggregate unrealized appreciation of investment securities               $3,669,171
-----------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities               (686,918)
-----------------------------------------------------------------------------------
Net unrealized appreciation of investment securities                     $2,982,253
===================================================================================

Cost of investments for tax purposes is $35,799,986.


NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the year ended October 31, 1995 and the period September 15, 1994 (date operations commenced) through October 31, 1994 were as follows:

                                                   1995                       1994
                                         ------------------------    ----------------------
                                          SHARES        AMOUNT        SHARES       AMOUNT
                                         ---------    -----------    --------    ----------
Sold:
  Class A                                1,836,306    $20,814,602     211,509    $2,109,618
--------------------------------------   ---------    -----------    --------    ----------
  Class B                                1,403,515     15,741,389     131,203     1,303,950
--------------------------------------   ---------    -----------    --------    ----------
Issued as reinvestment of
  distributions:
  Class A                                      171          1,642           -             -
--------------------------------------   ---------    -----------    --------    ----------
Reacquired:
  Class A                                 (210,976)    (2,305,027)     (9,139)      (88,988)
--------------------------------------   ---------    -----------    --------    ----------
  Class B                                 (128,718)    (1,437,216)     (6,293)      (62,882)
--------------------------------------   ---------    -----------    --------    ----------
                                         2,900,298    $32,815,390     327,280    $3,261,698
======================================   =========    ===========    ========    ==========

FINANCIALS

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the condensed financial highlights for a Class A share and a Class B share outstanding during the year ended October 31, 1995 and the period September 15, 1994 (date operations commenced) through October 31, 1994.

                                                       CLASS A                      CLASS B
                                                ----------------------       ---------------------
                                                  1995          1994          1995          1994
                                                --------       -------       -------       -------
Net asset value, beginning of period            $  10.23       $ 10.00       $ 10.22       $ 10.00
---------------------------------------------   --------       -------       -------       -------
Income from investment operations:
  Net investment income (loss)                     (0.02)            -         (0.04)            -
---------------------------------------------   --------       -------       -------       -------
  Net gains on securities (both realized and
    unrealized)                                     2.11          0.23          2.08          0.22
---------------------------------------------   --------       -------       -------       -------
    Total from investment operations                2.09          0.23          2.04          0.22
---------------------------------------------   --------       -------       -------       -------
Less distributions:
  Dividends from net investment income            (0.004)            -             -             -
---------------------------------------------   --------       -------       -------       -------
    Total distributions                           (0.004)            -             -             -
---------------------------------------------   --------       -------       -------       -------
Net asset value, end of period                  $  12.32       $ 10.23       $ 12.26       $ 10.22
---------------------------------------------   --------       -------       -------       -------
Total return(a)                                    20.48%         2.30%        19.96%         2.20%
---------------------------------------------   --------       -------       -------       -------
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $ 23,754       $ 3,093       $17,157       $ 1,277
=============================================   ========       =======       =======       =======
Ratio of expenses to average net assets             2.12%(b)      1.95%(c)      2.64%(d)      2.51%(c)
=============================================   ========       =======       =======       =======
Ratio of net investment income (loss) to
  average net assets                               (0.28)%(b)     0.10%(c)     (0.79)%(d)    (0.47)%(c)
=============================================   ========       =======       =======       =======
Portfolio turnover rate                              79%            6%           79%            6%
=============================================   ========       =======       =======       =======


(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) Ratios are based on average net assets of $10,051,749. Ratios of expenses and net investment income (loss) to average net assets before fee waivers and expense reimbursements are 2.98% and (1.14)%, respectively.
(c) Annualized.
(d) Ratios are based on average net assets of $6,993,129. Ratios of expenses and net investment income (loss) to average net assets before fee waivers and expense reimbursements are 3.38% and (1.54)%, respectively.

AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
AIM International Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the AIM Global Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Global Growth Fund as of October 31, 1995, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the year then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

Houston, Texas
December 8, 1995

                                                               DIRECTORS & OFFICERS

BOARD OF DIRECTORS                OFFICERS                     OFFICE OF THE FUND

Charles T. Bauer                  Charles T. Bauer             11 Greenway Plaza
Chairman and                      Chairman                     Suite 1919
Chief Executive Officer                                        Houston, TX 77046
A I M Management Group Inc.       Robert H. Graham
                                  President                    INVESTMENT ADVISER
Bruce L. Crockett
Director, President, and          John J. Arthur               A I M Advisors, Inc.
Chief Executive Officer           Senior Vice President        11 Greenway Plaza
COMSAT Corporation                and Treasurer                Suite 1919
                                                               Houston, TX 77046
Owen Daly II                      Gary T. Crum
Director                          Senior Vice President        TRANSFER AGENT
Cortland Trust Inc.
                                  Carol F. Relihan             A I M Fund Services, Inc.
Carl Frischling                   Vice President and           11 Greenway Plaza
Partner                           Secretary                    Suite 1919
Kramer, Levin, Naftalis,                                       Houston, TX 77046
Nessen, Kamin & Frankel           Dana R. Sutton
                                  Vice President               CUSTODIAN
Robert H. Graham                  and Assistant Treasurer
President and Chief                                            State Street Bank & Trust Company
Operating Officer                 Robert G. Alley              225 Franklin Street
A I M Management Group Inc.       Vice President               Boston, MA 02110

John F. Kroeger                   Melville B. Cox              COUNSEL TO THE FUND
Formerly, Consultant              Vice President
Wendell & Stockel                                              Ballard Spahr Andrews & Ingersoll
Associates, Inc.                  Jonathan C. Schoolar         1735 Market Street
                                  Vice President               Philadelphia, PA 19103
Lewis F. Pennock
Attorney                          P. Michelle Grace            COUNSEL TO THE DIRECTORS
                                  Assistant Secretary
Ian W. Robinson                                                Kramer, Levin, Naftalis, Nessen,
Consultant, Former Executive      David L. Kite                Kamin & Frankel
Vice President and Chief          Assistant Secretary          919 Third Avenue
Financial Officer                                              New York, NY 10022
Bell Atlantic Management          Nancy L. Martin
Services, Inc.                    Assistant Secretary          DISTRIBUTOR

Louis S. Sklar                    Ofelia M. Mayo               A I M Distributors, Inc.
Executive Vice President          Assistant Secretary          11 Greenway Plaza
Hines Interests                                                Suite 1919
Limited Partnership               Kathleen J. Pflueger         Houston, TX 77046
                                  Assistant Secretary
                                                               AUDITORS
                                  Samuel D. Sirko
                                  Assistant Secretary          KPMG Peat Marwick LLP
                                                               700 Louisiana
                                  Stephen I. Winer             NationsBank Bldg.
                                  Assistant Secretary          Houston, TX 77002

                                  Mary J. Benson
                                  Assistant Treasurer


[PHOTO OF AIM MANAGEMENT                                 THE AIM FAMILY OF FUNDS(R)
GROUP OFFICE BUILDING]
                                                         AGGRESSIVE GROWTH
                                                         AIM Aggressive Growth Fund*
                                                         AIM Constellation Fund
                                                         AIM Global Aggressive Growth Fund

                                                         GROWTH
                                                         AIM Global Growth Fund
                                                         AIM Growth Fund
                                                         AIM International Equity Fund
                                                         AIM Value Fund
                                                         AIM Weingarten Fund

                                                         GROWTH AND INCOME
                                                         AIM Balanced Fund
                                                         AIM Charter Fund

                                                         INCOME AND GROWTH
                                                         AIM Global Utilities Fund**

                                                         HIGH CURRENT INCOME
                                                         AIM High Yield Fund

                                                         CURRENT INCOME
                                                         AIM Global Income Fund
                                                         AIM Income Fund

                                                         CURRENT TAX-FREE INCOME
                                                         AIM Municipal Bond Fund
                                                         AIM Tax-Exempt Bond Fund of CT
                                                         AIM Tax-Free Intermediate Shares

                                                         CURRENT INCOME AND HIGH DEGREE
                                                          OF SAFETY
                                                         AIM Intermediate Government Fund***

                                                         HIGH DEGREE OF SAFETY AND
                                                          CURRENT INCOME
                                                         AIM Limited Maturity Treasury Shares

                                                         STABILITY, LIQUIDITY, AND
                                                          CURRENT INCOME
                                                         AIM Money Market Fund

                                                         STABILITY, LIQUIDITY, AND
                                                          CURRENT TAX-FREE INCOME
                                                         AIM Tax-Exempt Cash Fund


                                                         * AIM Aggressive Fund was  closed to new
                                                         investors on July 18, 1995. ** On May 1,
                                                         1995, AIM Utilities Fund broadened its
                                                         investment strategy to permit up to 80%
                                                         of its total assets to be invested in
AIM Management Group has provided leadership             foreign securities, and was renamed AIM
in the mutual fund industry since 1976 and               Global Utilities Fund. *** On September 25,
currently manages approximately $40 billion              1995, AIM Government Securities Fund became
in assets for more than 2 million shareholders,          AIM Intermediate Government Fund. For more
including individual investors, corporate clients,       complete information about any AIM Fund(s),
and financial institutions. The AIM Family of            including sales charges and expenses, ask
Funds(R) is distributed nationwide, and AIM              your financial consultant or securities dealer
today ranks among the nation's top 20 mutual             for a free prospectus(es). Please read the
fund companies in assets under management,               prospectus(es) carefully before you invest or
according to Lipper Analytical Services, Inc.            send money.


                                                                                      ---------------
                                                                                          BULK RATE
                                                                                        U.S. POSTAGE
[AIM LOGO APPEARS HERE]                                                                      PAID
                                                                                         HOUSTON, TX
                                                                                       Permit No. 1919
                                                                                      ---------------
A I M Distributors, Inc.
11 Greenway Plaza, Suite 1919
Houston, TX 77046

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